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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




  Date of Report (Date of Earliest Event Reported)    August 7, 2003




                   AMLI Residential Properties Trust
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        (Exact Name of Registrant as Specified in its Charter)




                               Maryland
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            (State or Other Jurisdiction of Incorporation)




           1-12784                              36-3925916
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     (Commission File Number)                (I.R.S. Employer
                                             Identification No.)




   125 South Wacker Drive, Suite 3100
         Chicago, Illinois                           60606
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(Address of Principal Executive Offices)           (Zip Code)




                            (312) 443-1477
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         (Registrant's Telephone Number, Including Area Code)




                            Not Applicable
     ------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.    OTHER EVENTS.

     On August 7, 2003, the Registrant entered into an underwriting agreement relating to the sale of its common shares of beneficial interest. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           EXHIBIT NO.      DOCUMENT DESCRIPTION
           -----------      --------------------

           1.1              Underwriting Agreement dated August 7, 2003

           3.1 First Amendment to the Amended and Restated Bylaws of AMLI Residential Properties Trust

           10.1             $200,000,000 Credit Agreement dated as of
                            May 19, 2003 among AMLI Residential
                            Properties, L.P., as Borrower, AMLI
                            Residential Properties Trust as General
                            Partner, the Lenders, Bank One, NA, as
                            Administrative Agent, Commerzbank AG New York and Grand Cayman Branches, as Co-Documentation Agent, Harris Trust and Savings Bank, as Co-Documentation Agent, PNC Bank, National Association, as Co-Documentation Agent and Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner.

           10.2             Fifth Amendment to AMLI Residential
                            Properties Option Plan

           10.3 AMLI Residential Properties Amended Senior Officer Share Acquisition Plan (Incorporated by reference to Exhibit A to the Registrants Definitive Proxy Statement concerning the Registrant's April 28, 2003 Annual Meeting of Shareholders filed on March 21, 2003)

           10.4 AMLI Residential Properties Trust Executive Share Purchase Plan, as amended and restated

























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                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMLI RESIDENTIAL PROPERTIES TRUST



Dated:  August 8, 2003      By:    /s/ Charles C. Kraft
                                   ---------------------------
                            Name:  Charles C. Kraft
                            Title: Senior Vice President





















































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